      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 14, 2001
                                                      REGISTRATION NO. 333-55868
                                                      REGISTRATION NO. 333-55866
                                                      REGISTRATION NO. 333-55866
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                AMENDMENT NO. 7
                                       TO

                  FORM S-1                                  FORM S-3
        KINDER MORGAN MANAGEMENT, LLC                  KINDER MORGAN, INC.
  (EXACT NAME OF REGISTRANT AS SPECIFIED IN    KINDER MORGAN ENERGY PARTNERS, L.P.
                    CHARTER)                      (EXACT NAME OF REGISTRANT AS
                                                      SPECIFIED IN CHARTER)
                  DELAWARE
       (STATE OR OTHER JURISDICTION OF                       KANSAS
       INCORPORATION OR ORGANIZATION)                       DELAWARE
                                                 (STATE OR OTHER JURISDICTION OF
                 76-0669886                      INCORPORATION OR ORGANIZATION)
   (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
                                                           48-0290000
                    4610                                   76-0380342
 (PRIMARY STANDARD INDUSTRIAL CLASSIFICATION     (I.R.S. EMPLOYER IDENTIFICATION
                  CODE NUMBER)                               NUMBER)
                                                              4923
                                                              4610
                                                  (PRIMARY STANDARD INDUSTRIAL
                                                   CLASSIFICATION CODE NUMBER)

                          ONE ALLEN CENTER, SUITE 1000
                               500 DALLAS STREET
                              HOUSTON, TEXAS 77002
                                 (713) 369-9000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
          AREA CODE, OF EACH REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               JOSEPH LISTENGART
                          ONE ALLEN CENTER, SUITE 1000
                               500 DALLAS STREET
                              HOUSTON, TEXAS 77002
                                 (713) 369-9000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                    Please send copies of communications to:

                  GARY W. ORLOFF                                      MIKE ROSENWASSER
           BRACEWELL & PATTERSON, L.L.P.                           VINSON & ELKINS L.L.P.
         711 LOUISIANA STREET, SUITE 2900                             666 FIFTH AVENUE
              HOUSTON, TX 77002-2781                                 NEW YORK, NY 10103
                  (713) 221-1306                                       (917) 206-8000
               (713) 221-2166 (FAX)                                 (917) 206-8100 (FAX)

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.
                            ------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE


-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                   TITLE OF EACH CLASS OF                      PROPOSED MAXIMUM AGGREGATE
                SECURITIES TO BE REGISTERED                        OFFERING PRICE(1)        AMOUNT OF REGISTRATION FEE(6)
-------------------------------------------------------------------------------------------------------------------------
14,490,000 Shares representing limited liability company
 interests(2)...............................................
10,000,000 Shares representing limited liability company
 interests that may be issued in the future as
 distribution(2)............................................
14,490,000 i-units(3)(4)....................................
14,490,000 Exchange Feature(5)..............................          $922,622,000                    $230,656
14,490,000 Purchase Obligation(5)...........................
14,490,000 Common Units(3)..................................
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------



(1) Determined by adding (a) the $586,500,000 aggregate offering price of the 9,775,000 Shares for which a fee was previously paid, and (b) the $39,387,500 aggregate offering price of the 575,000 Shares for which a fee was previously paid, to (c) the $296,734,500 aggregate offering price of the 4,140,000 Shares for which a fee was previously paid. Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a),
    (i), (n) and (o) of the Securities Act of 1933, as amended.


(2) To be issued by Kinder Morgan Management, LLC.

(3) To be issued by Kinder Morgan Energy Partners, L.P.
(4) The i-units are being registered solely due to the "co-registrant" status of Kinder Morgan Energy Partners, L.P.
(5) To be issued by Kinder Morgan, Inc.

(6) This fee has been previously paid.

                            ------------------------

   THE REGISTRANTS HEREBY AMEND THESE REGISTRATION STATEMENTS ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY THEIR EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THESE REGISTRATION STATEMENTS SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THESE REGISTRATION STATEMENTS SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on May 14, 2001.

                                          KINDER MORGAN ENERGY PARTNERS, L.P.
                                          (A Delaware Limited Partnership)

                                          By: Kinder Morgan G.P., Inc. as
                                              General Partner

                                              By: /s/ JOSEPH LISTENGART
                                              ----------------------------------
                                                      Joseph Listengart
                                               Vice President, General Counsel
                                                        and Secretary
                            ------------------------

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 or amendment thereto has been signed below by the following persons in the indicated capacities on May 14, 2001:

                     SIGNATURE                                             TITLE
                     ---------                                             -----
               /s/ RICHARD D. KINDER                 Director, Chairman of the Board and Chief
---------------------------------------------------    Executive Officer of Kinder Morgan G.P., Inc.
                 Richard D. Kinder                     (Principal Executive Officer)

              /s/ WILLIAM V. MORGAN*                 Director, Vice Chairman of the Board and
---------------------------------------------------    President of Kinder Morgan G.P., Inc.
                 William V. Morgan

              /s/ GARY L. HULTQUIST*                 Director of Kinder Morgan G.P., Inc.
---------------------------------------------------
                 Gary L. Hultquist

              /s/ PERRY M. WAUGHTAL*                 Director of Kinder Morgan G.P., Inc.
---------------------------------------------------
                 Perry M. Waughtal

                /s/ C. PARK SHAPER                   Vice President, Treasurer and Chief Financial
---------------------------------------------------    Officer of Kinder Morgan G.P., Inc. (Principal
                  C. Park Shaper                       Financial Officer and Principal Accounting
                                                       Officer)

          (Constituting a majority of the
                Board of Directors)

            *By: /s/ JOSEPH LISTENGART
   ---------------------------------------------
                 Joseph Listengart
      Attorney-in-fact for persons indicated

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on May 14, 2001.

                                          KINDER MORGAN, INC.

                                          By: /s/  JOSEPH LISTENGART
                                            ------------------------------------
                                                     Joseph Listengart
                                              Vice President, General Counsel
                                                       and Secretary
                            ------------------------

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 or amendment thereto has been signed below by the following persons in the indicated capacities on May 14, 2001:

                     SIGNATURE                                             TITLE
                     ---------                                             -----
            /s/ EDWARD H. AUSTIN, JR.*               Director
---------------------------------------------------
               Edward H. Austin, Jr.

               /s/ STEWART A. BLISS*                 Director
---------------------------------------------------
                 Stewart A. Bliss

               /s/ RICHARD D. KINDER                 Director, Chairman and Chief Executive Officer
---------------------------------------------------    (Principal Executive Officer)
                 Richard D. Kinder

              /s/ WILLIAM V. MORGAN*                 Director, Vice Chairman and President
---------------------------------------------------
                 William V. Morgan

             /s/ EDWARD RANDALL, III*                Director
---------------------------------------------------
                Edward Randall, III

                /s/ C. PARK SHAPER                   Vice President and Chief Financial Officer
---------------------------------------------------    (Principal Financial and Accounting Officer)
                  C. Park Shaper

               /s/ H. A. TRUE, III*                  Director
---------------------------------------------------
                  H. A. True, III

          (Constituting a majority of the
                Board of Directors)

            * By: /s/ JOSEPH LISTENGART
   --------------------------------------------
                 Joseph Listengart
      Attorney-in-fact for persons indicated

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on Form S-1 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on May 14, 2001.

                                          Kinder Morgan Management, LLC

                                          By: /s/  JOSEPH LISTENGART
                                            ------------------------------------
                                                     Joseph Listengart
                                              Vice President, General Counsel
                                                       and Secretary

                            ------------------------

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-1 or amendment thereto has been signed below by the following persons in the indicated capacities on May 14, 2001:

                     SIGNATURE                                             TITLE
                     ---------                                             -----
               /s/ RICHARD D. KINDER                 Director, Chairman and Chief Executive Officer
---------------------------------------------------    (Principal Executive Officer)
                 Richard D. Kinder

              /s/ WILLIAM V. MORGAN*                 Director, Vice Chairman of the Board and
---------------------------------------------------    President
                 William V. Morgan

              /s/ GARY L. HULTQUIST*                 Director
---------------------------------------------------
                 Gary L. Hultquist

              /s/ PERRY M. WAUGHTAL*                 Director
---------------------------------------------------
                 Perry M. Waughtal

                /s/ C. PARK SHAPER                   Vice President, Treasurer and Chief Financial
---------------------------------------------------    Officer
                  C. Park Shaper

Kinder Morgan, Inc.                                  Director

              By: /s/ C. PARK SHAPER
   ---------------------------------------------
                  C. Park Shaper
                Vice President and
              Chief Financial Officer

          (Constituting a majority of the
                Board of Directors)

            *By: /s/ JOSEPH LISTENGART
   ---------------------------------------------
                 Joseph Listengart
      Attorney-in-fact for persons indicated